Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Defined terms included below have the same meanings as terms defined and included elsewhere in the Current Report on Form 8-K and if not defined in the Form 8-K, the definitive proxy statement filed with the Securities and Exchange Commission on August 12, 2022.

Introduction

On September 16, 2022 (the “Transaction Close”), MC completed its previously announced de-SPAC merger transaction (the “Transaction”) with Golden Path pursuant to the terms of a Merger Agreement dated as of September 10, 2021 (as amended on August 5,2022 and August 10, 2022, the “Merger Agreement”), by and among Golden Path, Golden Path Merger Sub, and MC.

Prior to the Transaction Close, holders of ordinary shares of Golden Path had the right to redeem all or a portion of their Golden Path ordinary shares for a per share price calculated in accordance with Golden Path’s governing documents. The following unaudited pro forma condensed combined financial is based on the historical financial statements of MC and Golden Path after giving effect to the Transaction and reflected the actual redemption of 2,178,172 Golden Path ordinary shares.

The unaudited pro forma combined balance sheet as of June 30, 2022 gives pro forma effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma combined statements of operations for the six months ended June 30, 2022 and for the year ended December 31, 2021 give pro forma effect to the Business Combination as if it had occurred as of January 1, 2021. This information should be read together with MC’s, and Golden Path’s respective audited and unaudited financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MC,”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Golden Path” and other financial information included elsewhere in definitive proxy statement.

The unaudited pro forma combined balance sheet as of June 30, 2022 has been prepared using the following:

●	MC’s unaudited consolidated balance sheet as of June 30, 2022, as included in this Form 8-K; and

●	Golden Path’s unaudited consolidated balance sheet as of June 30, 2022, as included in Form 10-Q.

The unaudited pro forma combined statement of operations for the period ended June 30, 2022 has been prepared using the following:

●	MC’s unaudited consolidated statements of income and comprehensive income for the six months ended June 30, 2022, as included in this Form 8-K; and

●	Golden Path’s unaudited consolidated statement of operations and comprehensive loss for the six months ended June 30, 2022, as included in Form 10-Q.

The unaudited pro forma combined statement of operations for the year ended December 31, 2021 has been prepared using the following:

●	MC’s audited consolidated statements of income and comprehensive income for the year ended December 31, 2021, as included in definitive proxy statement;

●	Golden Path’s audited statement of operations and comprehensive loss for the year ended December 31, 2021, as included in definitive proxy statement.

Description of the Transactions

On July 1, 2020, Shenzhen Mengyun entered into an acquisition agreement to acquire 100% equity interests of Shenzhen Bowei, a provider of holographic PCBA solutions, for a total consideration of RMB 20,000,000 (approximately USD 3.1 million). On October 1, 2020, Shenzhen Mengyun entered into an acquisition agreement to acquire 100% equity interests of Shenzhen Tianyuemeng, an entity focused on holographic advertising services, for a total consideration of RMB 30,000,000 (approximately USD 4.6 million). On September 10, 2021, Golden Path entered into the Merger Agreement with the Golden Path Merger Sub and MC. Pursuant to the terms of the Merger Agreement, the Golden Path Merger Sub will merge with and into MC, with MC being the surviving entity and becoming a wholly owned subsidiary of Golden Path. New Golden Path refers to Golden Path after the consummation of the Business Combination. The aggregate consideration for the Business Combination is $450,000,000, payable in the form of 44,554,455 newly issued Golden Path ordinary shares valued at $10.10 per share to MC and its shareholders. At the closing of the Business Combination, the issued and outstanding shares in MC held by the former MC shareholders will be cancelled and ceased to exist, in exchange for the issue of an aggregate of 44,554,455 Golden Path Ordinary.

Accounting for the Transactions

The Business Combination will be accounted for as a reverse merger in accordance with U.S. GAAP. Under this method of accounting, Golden Path will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on the holders of MC expecting to have a majority of the voting power of the post-combination company, MC senior management comprising substantially all of the senior management of the post-combination company, the relative size of MC compared to Golden Path, and MC operations comprising the ongoing operations of the post-combination company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of MC issuing shares for the net assets of Golden Path, accompanied by a recapitalization. The net assets of Golden Path will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of MC.

Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The adjustments in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an illustrative understanding of Combined Company upon consummation of the Business Combination in accordance with GAAP. Further, the unaudited pro forma condensed combined financial information does not purport to project the future operating results or financial position of Combined Company following the consummation of the Business Combination. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed.

The unaudited pro forma combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the post-combination company will experience. MC and Golden Path have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements are 44,554,455 ordinary shares to be issued to MC shareholders and 380,000 ordinary shares to be issued to Peace Asset Management Ltd.

Prior to the Transaction Close, the holders of Golden Path ordinary shares had the right to redeem all or a portion of their Golden Path ordinary shares calculated in accordance with Golden Path’s governing documents. The following unaudited pro forma condensed combined financial information is based on the historical financial statements of MC and Golden Path giving effect to the Transaction and reflects the actual redemption of 2,178,172 Golden Path ordinary shares.

As a result of the Business Combination and immediately following the closing of the Business Combination, after reflecting the actual redemption of 2,178,172 shares by Golden Path shareholders, MC will own approximately 87.68% of the outstanding Golden Path ordinary shares, the former shareholders of Golden Path will own approximately 11.57% of the outstanding Golden Path ordinary shares, and Peace Asset Management, a private held entity who facilitated the business combination, will own approximately 0.75 % as of June 30, 2022 (, not giving effect to any shares issuable to them upon the exercise of any Golden Path warrants).

PRO FORMA COMBINED BALANCE SHEET
AS OF JUNE 30, 2022
(UNAUDITED)

	(A) MC (Historical)	(B) Golden Path (Historical)	Transaction Accounting Adjustments		Pro Forma Combined Balance Sheet
ASSETS
CURRENT ASSETS
Cash and cash equivalents	12,174,049	-	58,356,044	(1)	45,890,159
			(634,778	)(2)
			(2,005,619	)(3)
			(21,999,537	)(5)
Short-term Investment	-	-	-		-
Accounts receivable, net	12,940,064	-	-		12,940,064
Prepayments and other current assets	1,368,395	167	-		1,368,562
Loan receivable	13,163	-	-		13,163
Due from related parties	8,997	-	-		8,997
Inventory	204,681	-	-		204,681
Total current assets	26,709,349	167	33,716,110		60,425,626

PROPERTY AND EQUIPMENT, NET	295,181	-	-		295,181

NON-CURRENT ASSETS
Cash and marketable securities held in trust account	-	58,356,044	(58,356,044	)(1)	-
Investments	238,813	-	-		238,813
Prepayments and deposits	77,703	-	-		77,703
Intangible assets, net	2,771,087	-	-		2,771,087
Right-of-use assets, net	727,026	-	-		727,026
Goodwill	3,157,691	-	-		3,157,691
Total non-current assets	6,972,320	58,356,044	(58,356,044)		6,972,320

Total assets	33,976,850	58,356,211	(24,639,934)		67,693,127
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accrued liabilities	-	21,000	(21,000	)(2)	-
Accounts payable	8,278,945	-	-		8,278,945
Advance from customers	409,500	-	-		409,500
Other payables and accrued liabilities	1,514,922	-	-		1,514,922
Due to related parties	395,800	422,111	(422,111	)(2)	395,800
Note payable to related parties	-	191,667	(191,667	)(2)	-
Operating lease liability - current	232,846	-	-		232,846
Loan payable - current	70,151	-	-		70,151
Taxes payable	197,835	-	-		197,835
Total current liabilities	11,099,999	634,778	(634,778)		11,099,999

PRO FORMA COMBINED BALANCE SHEET — Continued
AS OF JUNE 30, 2022
(UNAUDITED)

	(A) MC (Historical)	(B) Golden Path (Historical)	Transaction Accounting Adjustments		Pro Forma Combined Balance Sheet
NON-CURRENT LIABILITIES
Deferred underwriting compensation	-	1,437,500	(1,437,500	)(3)	-
Deferred tax liabilities	44,963	-	-		44,963
Operating lease liabilities - noncurrent	503,832	-			503,832
Warrant liabilities	-	717,873	-		717,873
Total non-current liabilities	548,795	2,155,373	(1,437,500)		1,266,668

Total liabilities	11,648,794	2,790,151	(2,072,278)		12,366,667

COMMITMENTS AND CONTINGENCIES
Ordinary shares subject to redemption	-	58,356,044	(58,356,044	)(5)	-

SHAREHOLDERS’ EQUITY
Ordinary shares, $0.0001 par value	12,850	171	(8,357	)(7)	4,725
			60	(8)

Additional paid-in capital	4,464,326	-	36,356,507	(5)	37,996,802
			(2,832,328	)(6)
			8,357	(7)
			(60	)(8)
Retained earnings (accumulated deficit)	16,243,854	(2,832,328)	(568,119	)(3)	15,675,735
			2,832,328	(6)
Statutory reserves	1,531,990	-	-		1,531,990
Accumulated other comprehensive loss	84,454	42,173	-		126,627
Total shareholders’ equity to parent	22,337,474	(2,789,984)	35,788,388		55,335,878
Non-controlling interest	(9,418)	-	-		(9,418)
Total equity	22,328,056	(2,789,984)	35,788,388		55,326,460

Total liabilities and shareholders’ equity	33,976,850	58,356,211	(24,639,934)		67,693,127
Shares outstanding as of June 30, 2022		1,708,000			50,816,333
Book value per share or Pro Forma book value per share as of June 30, 2022		$(1.63)			$1.09

(A)	Derived from the unaudited consolidated balance sheet of MC as of June 30, 2022. See MC’s unaudited consolidated financial statements and the related notes appearing elsewhere in this Form 8-K.
(B)	Derived from the unaudited consolidated balance sheet of Golden Path as of June 30, 2022. See Golden Path’s consolidated financial statements and the related notes in Form 10-Q.
(1)	Reflects the release of cash from marketable securities held in the trust account.
(2)	Reflects the payment of Golden Path’s accrued liabilities, due to related parties, and note payable to related parties.
(3)	Reflects the preliminary estimated transaction costs of $4.2 million to be incurred by Golden Path and MC at the close of the Business Combination. Of that amount, approximately $2.2 million was already included in the historical retained earnings (accumulated deficit) of MC and Golden Path, approximately $0.6 million which are expected to be incurred was adjusted in accumulated deficit, $1.4 million relates to deferred underwriting compensation to be paid upon the consummation of the business combination, which was included in historical balance sheet of Golden Path. Transaction costs expensed include legal, accounting, advisory, and other miscellaneous fees associated with the merger. Such cost will not recur beyond 12 months following the merger.
(4)	(Intentionally left blank)
(5)	Reflects 2,178,172 shares are redeemed for cash by the Golden Path shareholders, $21.9 million would be paid out in cash after giving effect to payments to redeeming shareholders based on a consummation of the Business Combination on June 30, 2022.
(6)	Reflects the reclassification of Golden Path’s historical accumulated deficit to additional paid-in capital.
(7)	Reflects the recapitalization of Golden Path through (a) the contribution of all the share capital in MC to Golden Path, and (b) the issuance of 44,554,455 ordinary shares to MC shareholders and 380,000 shares to Peace Asset Management.
(8)	Reflects upon consummation of the Business Combination, 6,020,500 rights would convert into 602,050 ordinary shares.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2022
(UNAUDITED)

	(A) MC (Historical)	(B) Golden Path (Historical)	Pro Forma Accounting Adjustments		Pro Forma Combined Income Statement
OPERATING REVENUES	$37,634,950	$-	$-		$37,634,950
COST OF REVENUES	(18,862,693)	-	-		(18,862,693)
GROSS PROFIT	18,772,257	-	-		18,772,257

OPERATING EXPENSES
Provision for doubtful accounts	(184,674)	-	-		(184,674)
Selling expenses	(501,955)	-	-		(501,955)
General and administrative expenses	(1,673,843)	(381,326)	-		(2,055,169)
Research and development expenses	(11,315,590)	-	-		(11,315,590)
Total operating expenses	(13,676,062)	(381,326)	-		(14,057,388)

INCOME (LOSS) FROM OPERATIONS	5,096,195	(381,326)	-		4,714,869

NON-OPERATING INCOME (EXPENSES)
Finance expenses, net	41,417	-	-		41,417
Other income, net	86,547	(32,321)	-		54,226
Total other expenses, net	127,964	(32,321)	-		95,643
INCOME (LOSS) BEFORE INCOME TAXES	5,224,159	(413,647)	-		4,810,512
Income tax expense	249,225	-	-		249,225

NET INCOME (LOSS)	5,473,384	(413,647)	-		5,059,737
LESS: NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	(9,408)	-			(9,408)
NET INCOME ATTRIBUTABLE TO MC SHAREHOLDERS	5,482,792	(413,647)			5,069,145

OTHER COMPREHENSIVE INCOME (LOSS)
Change in unrealized gain on available-for sales securities	-	45,920			45,920
Change in realized gain on available-for sales securities	-	(4,168)	-		(4,168)
Foreign currency translation adjustment	93,084	-	-		93,084
COMPREHENSIVE INCOME (LOSS)	$5,566,468	$(371,895)	-		$5,194,573
LESS: COMPREHENSIVE (LOSS) ATTRIBUTABLE TO NON-CONTROLLING INTEREST	$(9,408)	$-			$(9,408)
COMPREHENSIVE INCOME ATTRIBUTABLE TO MC SHAREHOLDERS	$5,575,876	$(371,895)			$5,203,981

WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES
Basic and diluted		1,708,000	49,108,333	(9)	50,816,333
EARNINGS (LOSS) INCOME PER SHARE
Basic and diluted		$(0.24)			$0.10

(A)	Derived from the unaudited consolidated statement of income and comprehensive loss of MC for the six months ended June 30, 2022. See MC’s unaudited consolidated financial statements and the related notes appearing elsewhere in this Form 8-K.
(B)	Derived from the unaudited consolidated statement of operations and comprehensive loss of Golden Path for the six months ended June 30, 2022. See Golden Path’s consolidated financial statements and the related notes in Form 10-Q.
(9)	The calculation of weighted average shares outstanding for basic and diluted net earnings (loss) per share assumes that Golden Path’s initial public offering occurred as of January 1, 2021. In addition, as the Business Combination is being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net earnings per share assumes that the shares have been outstanding for the entire period presented. This calculation is retroactively adjusted to eliminate the number of shares redeemed in the Business Combination for the entire period.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2021
(UNAUDITED)

	(A) MC (Historical)	(B) Golden Path (Historical)	Pro Forma Accounting Adjustments		Pro Forma Combined Income Statement
OPERATING REVENUES	$56,284,317	$-	$-		$56,284,317
COST OF REVENUES	(17,046,664)	-	-		(17,046,664)
GROSS PROFIT	39,237,653	-	-		39,237,653

OPERATING EXPENSES
Provision for doubtful accounts	(80,875)	-	-		(80,875)
Selling expenses	(825,055)	-	-		(825,055)
General and administrative expenses	(3,147,858)	(726,949)	-		(3,874,807)
Research and development expenses	(22,809,775)	-	-		(22,809,775)
Total operating expenses	(26,863,563)	(726,949)	-		(27,590,512)

INCOME (LOSS) FROM OPERATIONS	12,374,090	(726,949)	-		11,647,141

NON-OPERATING INCOME (EXPENSES)
Finance expenses, net	98,366	-	-		98,366
Other income, net	152,843	(13,350)	-		139,493
Total other expenses, net	251,209	(13,350)	-		237,859
INCOME (LOSS) BEFORE INCOME TAXES	12,625,299	(740,299)	-		11,885,000
Income tax expense	124,732	-	-		124,732

NET INCOME (LOSS)	12,750,031	(740,299)	-		12,009,732
LESS: NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	(10)	-			(10)
NET INCOME ATTRIBUTABLE TO MC SHAREHOLDERS	12,750,041	(740,299)			12,009,742

OTHER COMPREHENSIVE INCOME (LOSS)
Change in unrealized gain on available-for sales securities	-	421			421
Foreign currency translation adjustment	(5,025)	-	-		(5,025)
COMPREHENSIVE INCOME (LOSS)	$12,745,006	$(739,878)	-		$12,005,128
LESS: COMPREHENSIVE (LOSS) ATTRIBUTABLE TO NON-CONTROLLING INTEREST	$(10)	$-			$(10)
COMPREHENSIVE INCOME ATTRIBUTABLE TO MC SHAREHOLDERS	$12,745,016	$(739,878)			$12,005,138

WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES
Basic and diluted		1,578,308	45,666,197	(9)	47,244,505
EARNINGS (LOSS) INCOME PER SHARE
Basic and diluted		$(0.47)			$0.25

(A)	See MC’s audited consolidated financial statements and the related notes in definitive proxy statement.
(B)	Derived from the audited consolidated statement of operations and comprehensive loss of Golden Path for the year ended December 31, 2021. See Golden Path’s consolidated financial statements and the related notes in definitive proxy statement.
(9)	The calculation of weighted average shares outstanding for basic and diluted net earnings (loss) per share assumes that Golden Path’s initial public offering occurred as of January 1, 2021. In addition, as the Business Combination is being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net earnings per share assumes that the shares have been outstanding for the entire period presented. This calculation is retroactively adjusted to eliminate the number of shares redeemed in the Business Combination for the entire period.

Pro Forma
Combined
Actual Redemption
Weighted average shares calculation, basic and diluted
Golden Path public shares	3,571,828
Golden Path shares converted from rights	602,050
Golden Path Sponsor shares	1,708,000
Golden Path shares issued in the Business Combination	44,934,455
Weighted average shares outstanding	50,816,333
Percent of shares owned by MC shareholders	87.68%
Percent of shares owned by Golden Path	11.57%
Percent of Shares owned by Peace Asset Management	0.75%